                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 2002


                        CHASE MANHATTAN AUTO OWNER TRUST
                  Series 2000-A, Series 2001-A, Series 2001-B,
                         Series 2002-A and Series 2002-B
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                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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           (Exact name of the registrant as specified in its charter)


         United States                   333-74600                   22-2382028
-----------------------------   -------------------------   --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


           White Clay Center, Building 200, Newark, DE      19711
           --------------------------------------------     -----------
           (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association ("Chase USA") is the registrant of a number of outstanding Series of Chase Manhattan Auto Owner Trusts. Each Series of Chase Manhattan Auto Owner Trusts issued multiple series of Asset Backed Securities.

         On October 15, 2002, Chase USA, as servicer, distributed monthly interest to the holders of the Notes and Certificates of Series 2000-A, Series 2001-A, Series 2001-B, Series 2002-A and Series 2002-B. Chase USA furnished copies of the monthly statement to certificateholders for the above referenced Series to such holders as required by the related Sale and Servicing Agreement. Copies of the related monthly statement to certificateholders are being filed as
Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c). Exhibits

              Exhibits        Description
              ----------      ---------------

              20.1 Monthly statements to certificateholders with respect to the October 15, 2002 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 18, 2002

                                                 By: CHASE MANHATTAN BANK USA,
                                                 NATIONAL ASSOCIATION
                                                 as Servicer


                                                 By:  /s/ Patricia M. Garvey
                                                 ----------------------------
                                                 Name:    Patricia M. Garvey
                                                 Title:   Vice President

                                     INDEX TO EXHIBITS
                                     ----------------------------

Exhibit No.                          Description
---------------                      -----------------
20.1                                 Monthly  Statements to Certificateholders
                                     dated October 15, 2002.